CSFB           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-3

DERIVED INFORMATION   [9/17/02]

[$340,000,000]

Senior, Subordinate & Mezzanine Bonds Offered

(Approximate)

[$615,000,000]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2002-3

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

[$340,000,000] (Approximate)

Home Equity Pass-Through Certificates, Series 2002-3

Pricing Information

Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s)
A-2	[244,650,000]	II	Senior/Adj/Wrap	LIBOR + [ ]%	[3.0]	AAA/Aaa
M-1	[38,500,000]	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	AA/Aa2
M-2	[29,200,000]	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	A/A2
B-1	[21,500,000]	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.3]	BBB+/Baa2
B-2	[6,150,000]	I & II	Subordinate/Adj	LIBOR + [ ]%	[4.8]	BBB/Baa3
Total	[340,000,000]

Non-offered Offered Certificates:

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon	WAL (Years)	Proposed Ratings (S&P/Moody’s)
A-1	[275,000,000]	I	Senior/Adj/Wrap	LIBOR + [ ]%	[2.9]	AAA/Aaa
A-IO	Notional (4)	I & II	Variable IO	(5)	N/A	AAA/Aaa
R (3)	[50]	II	Residual	LIBOR + [ ]%	N/A	AAA/---
X	[0]	I & II	Subordinate	N/A	N/A	N/A

(1)  The fixed rate collateral ramp assumes [4%] CPR increasing to [20%] CPR in month [12] and the adjustable rate collateral ramp assumes [6%] CPR increasing to [28%] CPR in month [18].  Bonds are priced to call.

(2)  The coupons on the Offered Certificates are capped by the applicable Net Funds Cap as described below.

(3)  Non-economic residual with the tax liabilities of the REMIC.

(4)  Notional amount is equal to (a) [75.00%] of the sum of the Class A-1 and Class A-2 Certificates (“Class A Certificates”) balances until the 30th Distribution Date and (b) zero on the 31st Distribution Date and thereafter.

(5)  [8.00]% less one month LIBOR, subject to an available funds cap.

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston Corp (sole manager).

Depositor:	Credit Suisse First Boston Mortgage Securities Corp.

Servicer:	[100]% by Fairbanks Capital Corp.

Special Servicer:	Fairbanks Capital Corp.

Trustee:	TBD

Bond Insurer: Cap Counterparty:	Financial Security Assurance Inc. (AAA/Aaa) TBD

Cut-off Date:	On or about September 1, 2002 for the initial Mortgage Loans.

Investor Settlement:	On or about [September 27, 2002], Closing Date [September 26, 2002]

Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in October 2002

Accrual Period:

For any class of certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates (other than the Class A-IO Certificates), the closing date, and with respect to the Class A-IO Certificates, September 25, 2002) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	[0] days.

Pricing Prepayment Speed:

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at [4%] CPR in month 1, increasing by approximately [1.4545%] CPR per month to [20%] CPR in month 12, and remaining at [20%] CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at [6%] CPR in month 1, increasing by approximately [1.2941%] CPR per month to [28%] CPR in month [18], and remaining at [28%] CPR thereafter.

Certificate Ratings:

The Class A Certificates, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates are expected to be rated by S&P/Moody’s.

Class A:          AAA/Aaa
Class M-1:      AA/Aa2
Class M-2:      A/A2
Class B-1:       BBB+/Baa2
Class B-2:       BBB/Baa3

Optional Call:	The transaction will have a 10% optional call.

Prefunding Amount:	Approximately [15%] – [20%]

Capitalized Interest Acct:	TBD

Offered Certificates:	The Class A-2, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates

ERISA Eligibility:

[Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-IO, Class M-1, Class M-2, Class B-1 and Class B-2 may be purchased by employee benefit plans that are subject to ERISA].

SMMEA Treatment:

[The Class A-2 will constitute a “mortgage related security” for purposes of SMMEA.  The Class A-1, Class M-1, Class M-2, Class B-1 and Class B-2 will not constitute “mortgage related securities” for purposes of SMMEA].

Taxation:	REMIC.

Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.

Coupon Step-up:

If the optional clean-up call is not exercised, the pass-through rate on the Certificates, except Class A-IO, will be increased (1) by the lesser of (a) 50 basis points and (b) the initial pass-through margin for the Class A certificates; and (2) by the lesser of (x) 50 basis points and (y) half the initial pass through margin with respect to the Class M-1, Class M-2, Class B-1 and Class B-2.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, if any, loss mitigation advisor and mortgage insurer (as applicable) fees accrue.

Pass-through Rate:

The pass-through rate for each Class of Certificates (other than Class A-IO) for each distribution date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO Certificates for each distribution date is a per annum rate equal to the lesser of (i) the excess, if any, of 8.00% over one-month LIBOR for that distribution date and (ii) the Class A-IO Net Funds Cap.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and a fraction the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Class A-1 Net Funds Cap:

For any Distribution Date and the Class A-1 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for Loan Group 1 and such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of Loan Group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-2 Net Funds Cap:

For any Distribution Date and the Class A-2 Certificates, the per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for Loan Group 2 and such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of Loan Group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-IO Net Funds Cap:

For any distribution date and the Class A-IO Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Class A-1 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-1 Certificates on that distribution date by the Class Principal Balance of the Class A-1 Certificates immediately prior to that distribution date; and (2)(X) the Class A-2 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-2 Certificates on that distribution date by the aggregate Class Principal Balance of the Class A-2 Certificates immediately prior to that distribution date; weighted according to the respective Class Principal Balances of (I) the Class A-1 Certificates and (II) the Class A-2 Certificates, respectively and (bb) 75.00%.

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, will be a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Class A-2 Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any distribution date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period less the Class Principal Balance of the Class A-1 Certificates.

Subordinate Group 2 Balance:

For any distribution date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period less the Class Principal Balance of the Class A-2 Certificates.

Cap Agreement:

On the closing date, the Issuer shall enter into an interest rate cap agreement with [TBD]  (“Counterparty”), whereby the Counterparty agrees to make payments to the Issuer on the 25th day of each month (beginning [November 2002] through and including [June 2004]) equal to the excess, if any, of (1) the lesser of (a) One Month LIBOR for the related period and (b) 4.85% over (2) 1.85%.   Payments made to the Issuer under the Cap Agreement are based off an amortizing notional balance, initially [$306,000,000].   A description of the Cap Reserve Account and the notional schedule of the Cap Agreement is displayed on page 14.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1 and Class A-2 Certificates and any distribution date, an annual rate equal to the weighted average of (i) the maximum mortgage rates minus the Expense Fee Rate of the adjustable-rate mortgage loans in the related loan group and (ii) the Net Mortgage Rates of the fixed-rate mortgage loans in the related loan group. For the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates and any distribution date, an annual rate equal to the weighted average of (x) the maximum mortgage rates minus the Expense Fee Rate of the adjustable-rate mortgage loans in both loan groups and the (y) Net Mortgage Rates of the fixed-rate mortgage loans in both loan groups.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.

Principal and Interest Advancing:

The servicers will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.

Interest Carry Forward Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through for such Class.

Optimal Interest Remittance Amount

For any Distribution Date and Loan Group, will be equal to the excess of (i) the product of (1) (x) the weighted average Net Mortgage Rate of the Mortgage Loans in such Loan Group as of the first day of the related Collection Period less the product of (a) the FSA Premium Rate multiplied by (b) the aggregate Class Principal Balance of either the Class A-1 or the Class A-2 Certificates, as applicable, divided by the Aggregate Collateral Balance for the related loan group as of the first day of the related Collection Period, divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding Distribution Date, over (ii) any expenses that reduce the Interest Remittance Amount for that Loan Group which did not arise as a result of a default or delinquency of the related Mortgage Loans.

Credit Enhancement:	1. Excess cashflow (including claims on any MI policies). 2. Overcollateralization. 3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	[15.50]%	[16.50]%	[33.00]%
M-1	[9.25]%	[10.25]%	[20.50]%
M-2	[4.50]%	[5.50]%	[11.00]%
B-1	[1.00]%	[2.00]%	[4.00]%
B-2	[0.00]%	[1.00]%	[2.00]%

* Prior to stepdown date, based on Maximum Pool Balance. ** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.00]% of the Maximum Pool Balance.

2. On and after the Stepdown Date, the required overcollateralization amount is [2.00]% of the outstanding pool balance (subject to a Trigger Event).

3. The required overcollateralization amount is subject to a floor of [0.50]% of the Maximum Pool Balance.

4.     On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in October 2005 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately [33.00]%.

Trigger Event:	TDB

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.

Source for Calculation of One-Month LIBOR:	Telerate Page 3750.

Delinquent Loan Substitution:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-Off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut Off Date occurs and ending on the Cut-Off Date prior to the close of business on October 30, 2002, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Group Allocation Amount:

For any distribution date on or after the Stepdown Date, the product of the Senior Principal Payment Amount for that distribution date and a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group  and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that distribution date (as described in the prospectus supplement).

Distributions to Certificateholders:
I.	The Interest Remittance Amount from the loan groups shall be distributed on each Distribution Date as follows:

1. From Group 2, to the Bond Insurer, the policy premium amount;

2. From Group 2, to the Trustee, the trustee fee, if any;

3. From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

4. From Group 1, to the Bond Insurer and the Trustee, the policy premium amount and Trustee fee amounts remaining unpaid from (1 & 3) above, if any;

5. From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (3) above, if any;

6.    Concurrently, to the Class A Certificates, and the Class A-IO Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to the Class A-1 Certificates from the Interest Remittance Amount of the Group 2 Loans and (b) interest amounts distributed to Class A-2 and Class A-IO are allocated from the Interest Remittance Amount of the Group 2 Loans prior to amounts being paid to such classes from the Interest Remittance Amount of Group 1 Loans.

7.    To the Bond Insurer, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, reimbursement for amounts paid under the certificate guarantee insurance policy.

8.    To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.    To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.   To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class; and.

11.   To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class; and

12. For application as part of monthly excess cash flow
II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:

1. From Group 1, to the Class A-1 Certificates until the principal balances of such classes is reduced to zero;

2. From Group 2, sequentially first to the Class R Certificates and then to the Class A-2 Certificates until the respective principal balance of such classes have been reduced to zero;

3. From Group 1, to the Class A-2 Certificates until the Class Certificate principal balances have been reduced to zero;

4. From Group 2, to the Class A-1 Certificates until the Class Certificate Balances have been reduced to zero.

5. To the Bond Insurer, reimbursement for amounts paid under the certificate guarantee insurance policy to the extent not otherwise paid in Section I above.

6. Sequentially, to the Class M-1, Class M-2, Class B-1 and B-2 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and

7. For application as part of monthly excess cash flow

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.    From the Principal Remittance Amount derived from Group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2 Certificates, the Group 1 Allocation Amount, until the respective Class Principal Balance is reduced to zero;

2.    From the Principal Remittance Amount derived from Group 2, sequentially, first to (x) the Class A-2 Certificates, and then to (y) the Class A-1 Certificates, the Group 2 Allocation Amount, until the respective Class Principal Balance is reduced to zero;

3. To the Bond Insurer, reimbursement for amounts paid under the certificate guarantee insurance policy to the extent not otherwise paid in Section II above;

4.    Sequentially, to the Class M-1, Class M-2, Class B-1 and B-2 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

5. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.    For the first, and if the Delinquent Loan Substitution (as described on page 6) required is both greater than 0% and less than or equal to 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, [100]% of the excess interest defined here in IV will be released to the Class X Certificates.

2. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such distribution date minus the targeted overcollateralization amount for such date, on each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such distribution date, to the certificates, in the following order of priority:

(a) (i)  to the extent of the Monthly Excess Interest derived from loan group 1, sequentially to (x) the Class A-1 Certificates and then to (y) the Class A-2 Certificates, in that order, the Group 1 Excess Interest Amount, until the respective Class Principal Balance has been reduced to zero;

(ii)      sequentially, to (x) the Class A-2 Certificates, and then to (y) the Class A-1 Certificates, in that order, until the respective Class Principal Balance has been reduced to zero;

(b)  to the Class M-1 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(c)  to the Class M-2 Certificates, until the Class Principal Balance of such class has been reduced to zero; and

(d)  to the Class B-1, until the Class Principal Balance of such class has been reduced to zero; and

(e)  to the Class B-2, until the Class Principal Balance of such class has been reduced to zero;

(B) On each distribution date on or after the Stepdown Date and with respect to which a Trigger Event has not occurred, to fund any principal distributions required to be made on such distribution date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3. To the Bond Insurer, reimbursement for amounts paid under the certificate guarantee insurance policy to the extent not otherwise paid in Section I, II and III above.

4. To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

5. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class;

6. To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

7. To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

8. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;

9. To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

10. To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

11. To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

12. To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

13. To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

14. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

15. To the Class R Certificates, any remaining amount.

V.	Any amount from the Cap Reserve Account (see description on page 14), to the extent not otherwise paid in Section I, II, III and IV above shall be distributed in the following order of priority:

1. To the Bond Insurer, reimbursement for amounts paid under the certificate guarantee insurance policy to the extent not otherwise paid in Section I, II, III and IV above;

2. To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

3. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class;

4. To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

5. To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

6. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;

7. To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

8. To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

9. To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

10. To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

BOND SUMMARY

To Call

Class A-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	5.7	4.0	3.0	2.0	1.6	1.4
First Pay (Month)	1	1	1	1	1	1
Last Pay (Month)	181	127	95	62	52	36

Class M-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.2	7.0	5.3	4.1	4.2	3.6
First Pay (Month)	61	42	38	42	45	36
Last Pay (Month)	181	127	95	62	52	44

Class M-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.2	7.0	5.32	3.9	3.7	3.6
First Pay (Month)	61	42	37	39	40	42
Last Pay (Month)	181	127	95	62	52	44

Class B-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.1	7.0	5.3	3.8	3.5	3.4
First Pay (Month)	61	42	37	37	38	38
Last Pay (Month)	181	127	95	62	52	44

Class B-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.3	6.4	4.8	3.5	3.2	3.1
First Pay (Month)	61	42	37	37	37	37
Last Pay (Month)	166	115	86	56	47	40

To Maturity

Class A-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	6.1	4.3	3.3	2.2	1.8	1.4
First Pay (Month)	1	1	1	1	1	1
Last Pay (Month)	329	269	211	139	116	36

Class M-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	11.0	7.7	5.9	4.5	5.2
First Pay (Month)	61	42	38	42	45	36
Last Pay (Month)	292	220	169	110	92	99

Class M-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.9	7.6	5.8	4.2	4.0	4.0
First Pay (Month)	61	42	37	39	40	42
Last Pay (Month)	269	197	151	97	81	69

Class B-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.5	7.3	5.5	4.0	3.6	3.5
First Pay (Month)	61	42	37	37	38	38
Last Pay (Month)	233	167	126	81	68	58

Class B-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.3	6.4	4.9	3.5	3.2	3.1
First Pay (Month)	61	42	37	37	37	37
Last Pay (Month)	166	115	86	56	47	40

Collateral Net WAC – Class A-2

Period	Net WAC (1)	Period	Net WAC (1)	Period	Net WAC (1)	Period	Net WAC (2)	Period	Net WAC (2)	Period	Net WAC(2)
1	8.00%	37	8.10%	73	8.11	1	8.00%	37	10.86%	73	11.88%
2	8.00%	38	8.10%	74	8.11%	2	8.00%	38	10.85%	74	11.87%
3	8.00%	39	8.10%	75	8.11%	3	8.00%	39	10.84%	75	11.86%
4	8.00%	40	8.10%	76	8.11%	4	8.00%	40	10.83%	76	11.85%
5	8.00%	41	8.10%	77	8.11%	5	8.00%	41	11.45%	77	11.83%
6	8.00%	42	8.10%	78	8.11%	6	8.00%	42	11.57%	78	11.82%
7	8.00%	43	8.10%	79	8.11%	7	8.00%	43	11.56%	79	11.81%
8	8.00%	44	8.10%	80	8.11%	8	8.00%	44	11.55%	80	11.79%
9	8.00%	45	8.10%	81	8.11%	9	8.00%	45	11.54%	81	11.78%
10	8.00%	46	8.10%	82	8.11%	10	8.00%	46	11.53%	82	11.77%
11	8.00%	47	8.10%	83	8.11%	11	8.00%	47	11.78%	83	11.76%
12	8.00%	48	8.10%	84	8.11%	12	8.00%	48	11.82%	84	11.75%
13	8.00%	49	8.10%	85	8.11%	13	8.00%	49	11.81%	85	11.73%
14	8.00%	50	8.10%	86	8.11%	14	8.00%	50	11.80%	86	11.72%
15	8.00%	51	8.10%	87	8.11%	15	8.00%	51	11.79%	87	11.71%
16	8.00%	52	8.10%	88	8.11%	16	8.00%	52	11.77%	88	11.69%
17	8.00%	53	8.10%	89	8.11%	17	8.00%	53	11.98%	89	11.68%
18	8.00%	54	8.10%	90	8.11%	18	8.00%	54	12.02%	90	11.64%
19	8.00%	55	8.10%	91	8.11%	19	8.01$	55	12.00%	91	11.66%
20	8.00%	56	8.10%	92	8.11%	20	8.01$	56	11.99%	92	11.64%
21	8.00%	57	8.11%	93	8.11%	21	9.00%	57	11.98%	93	11.63%
22	8.00%	58	8.11%	94	8.11%	22	9.23%	58	11.97%	94	11.62%
23	7.96%	59	8.11%	95	8.12%	23	9.23%	59	12.04%	95	11.61%
24	8.06%	60	8.11%	96	8.16%	24	9.23%	60	12.05%	96	11.59%
25	8.06%	61	8.11%	97	8.16%	25	9.23%	61	12.03%	97	11.62%
26	8.06%	62	8.11%	98	8.16%	26	9.23%	62	12.02%	98	11.61%
27	8.07%	63	8.11%	99	8.16%	27	9.23%	63	12.01%	99	11.60%
28	8.07%	64	8.11%	100	8.16%	28	9.22%	64	12.00%	100	11.59%
29	8.07%	65	8.11%	101	8.16%	29	9.63%	65	11.98%	101	11.57%
30	8.07%	66	8.11%	102	8.16%	30	9.71%	66	11.97%	102	11.56%
31	8.07%	67	8.11%			31	9.71%	67	11.96%
32	8.07%	68	8.11%			32	9.70%	68	11.95%
33	8.07%	69	8.11%			33	9.70%	69	11.93%
34	8.07%	70	8.11%			34	9.70%	70	11.92%
35	8.08%	71	8.11%			35	10.67%	71	11.91%
36	8.10%	72	8.11%			36	10.67%	72	11.90%

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 1.82%; run at the Pricing Scenario (to call). Net WAC indicates the weighted average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.
(2) Achieved assuming each adjustable rate Mortgage Loan index equals 20.00%; run at the Pricing Scenario (to call). Net WAC indicates the weighted average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

Collateral Net WAC – Mezzanine & Subordinate Classes

Period	Net WAC (1)	Period	Net WAC (1)	Period	Net WAC (1)	Period	Net WAC (2)	Period	Net WAC (2)	Period	Net WAC(2)
1	8.06%	37	8.15%	73	8.15%	1	8.06%	37	11.36%	73	12.77%
2	8.06%	38	8.15%	74	8.15%	2	8.06%	38	11.36%	74	12.76%
3	8.06%	39	8.15%	75	8.15%	3	8.06%	39	11.35%	75	12.75%
4	8.06%	40	8.15%	76	8.15%	4	8.06%	40	11.40%	76	12.73%
5	8.06%	41	8.15%	77	8.15%	5	8.06%	41	12.17%	77	12.72%
6	8.06%	42	8.15%	78	8.15%	6	8.06%	42	12.22%	78	12.71%
7	8.06%	43	8.15%	79	8.15%	7	8.06%	43	12.22%	79	12.70%
8	8.06%	44	8.15%	80	8.15%	8	8.06%	44	12.21%	80	12.69%
9	8.06%	45	8.15%	81	8.15%	9	8.06%	45	12.20%	81	12.68%
10	8.06%	46	8.15%	82	8.15%	10	8.06%	46	12.20%	82	12.67%
11	8.06%	47	8.15%	83	8.15%	11	8.06%	47	12.59%	83	12.66%
12	8.06%	48	8.15%	84	8.15%	12	8.06%	48	12.61%	84	12.65%
13	8.06%	49	8.15%	85	8.15%	13	8.06%	49	12.60%	85	12.64%
14	8.06%	50	8.15%	86	8.15%	14	8.06%	50	12.59%	86	12.63%
15	8.06%	51	8.15%	87	8.15%	15	8.06%	51	12.58%	87	12.63%
16	8.06%	52	8.15%	88	8.15%	16	8.06%	52	12.57%	88	12.62%
17	8.07%	53	8.15%	89	8.15%	17	8.07%	53	12.90%	89	12.61%
18	8.07%	54	8.15%	90	8.15%	18	8.07%	54	12.91%	90	12.60%
19	8.07%	55	8.15%	91	8.15%	19	8.07%	55	12.90%	91	12.59%
20	8.07%	56	8.15%	92	8.15%	20	8.07%	56	12.89%	92	12.58%
21	8.07%	57	8.15%	93	8.15%	21	8.07%	57	12.88%	93	12.57%
22	8.07%	58	8.15%	94	8.15%	22	8.17%	58	12.87%	94	12.56%
23	8.08%	59	8.15%	95	8.15%	23	9.25%	59	12.90%	95	12.55%
24	8.13%	60	8.15%	96	8.19%	24	9.36%	60	12.90%	96	12.54%
25	8.13%	61	8.15%	97	8.19%	25	9.36%	61	12.89%	97	12.48%
26	8.13%	62	8.15%	98	8.19%	26	9.36%	62	12.88%	98	12.47%
27	8.13%	63	8.15%	99	8.19%	27	9.35%	63	12.87%	99	12.46%
28	8.13%	64	8.15%	100	8.19%	28	9.42%	64	12.86%	100	12.45%
29	8.13%	65	8.15%	101	8.19%	29	9.90%	65	12.85%	101	12.44%
30	8.13%	66	8.15%	102	8.19%	30	9.94%	66	12.84%	102	12.42%
31	8.13%	67	8.15%			31	9.94%	67	12.83%
32	8.13%	68	8.15%			32	9.94%	68	12.82%
33	8.13%	69	8.15%			33	9.93%	69	12.81%
34	8.13%	70	8.15%			34	10.00%	70	12.80%
35	8.14%	71	8.15%			35	11.28%	71	12.79%
36	8.15%	72	8.15%			36	11.37%	72	12.78%

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 1.82%; run at the Pricing Scenario (to call). Net WAC indicates the weighted average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.
(2) Achieved assuming each adjustable rate Mortgage Loan index equals 20.00%; run at the Pricing Scenario (to call). Net WAC indicates the weighted average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

Interest Rate Cap

Cap Accrual Period
Start		End	Cap Payment Date	Cap Notional
09/26/02	-	10/25/02	N/A	-
10/25/02	-	11/25/02	11/25/02	306,000,000
11/25/02	-	12/25/02	12/25/02	303,500,000
12/25/02	-	01/25/03	01/25/03	300,000,000
01/25/03	-	02/25/03	02/25/03	296,000,000
02/25/03	-	03/25/03	03/25/03	291,500,000
03/25/03	-	04/25/03	04/25/03	295,500,000
04/25/03	-	05/25/03	05/25/03	279,500,000
05/25/03	-	06/25/03	06/25/03	272,500,000
06/25/03	-	07/25/03	07/25/03	265,000,000
07/25/03	-	08/25/03	08/25/03	256,500,000
08/25/03	-	09/25/03	09/25/03	247,500,000
09/25/03	-	10/25/03	10/25/03	239,000,000
10/25/03	-	11/25/03	11/25/03	230,500,000
11/25/03	-	12/25/03	12/25/03	222,000,000
12/25/03	-	01/25/04	01/25/04	214,500,000
01/25/04	-	02/25/04	02/25/04	206,500,000
02/25/04	-	03/25/04	03/25/04	199,000,000
03/25/04	-	04/25/04	04/25/04	192,000,000
04/25/04	-	05/25/04	05/25/04	185,000,000
05/25/04	-	06/25/04	06/25/04	178,500,000

** The Interest Rate Cap shall provide payments (actual/360 accrual basis) on the notional balance for the related period

(shown above) at a per annum rate equal to:

The excess, if any, of:

(a)

the lesser of (i) the current 1m libor rate for such period and (ii) [4.85]%    --- OVER ---

(b)

[1.85]%

Cap Reserve Account

Amounts paid from the above referenced Interest Rate Cap will be deposited to the Cap Reserve Account, for the benefit of the bondholders to cover the repayment of Deferred Amounts and/or Basis Risk Shortfall.  Amounts on deposit in the Cap Reserve Account, carried forward to the following period, shall not exceed the Cap Reserve Target Amount.

The Cap Reserve Target Amount for any period shall equal the excess, if any, of (a) the Targeted Overcollateralization Amount for such period over (b) the ending overcollateralization amount for such period.    The Cap Reserve Target Amount at closing shall be approximately [$6,150,001].

At the end of each period, amounts in the Cap Reserve Account above the Cap Reserve Target Amount shall be released to the Class X Certificates.

Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes the prefunding, and is based off of rolled scheduled balances as of the 09/01/02 cutoff date (or 10/01/02 cutoff date with regard to the prefunding loans).  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

Total Number of Loans	1788
Total Outstanding Loan Balance	$ 270,788,768.38	Min	Max
Average Loan Current Balance	$ 151,447.86	$ 17,050.00	$ 659,609.13
Weighted Average Original LTV – First Liens	79.79%
Weighted Average Coupon	8.57%	5.51%	14.50%
Arm Weighted Average Coupon	8.49%
Fixed Weighted Average Coupon	8.74%
Weighted Average Margin	6.71%	2.75%	12.63%
Weighted Average FICO (Non-Zero)	623
Weighted Average Age (Months)	2
% First Liens	100.0%
% Arms	68.0%
% Fixed	32.0%

		Loan Count	Balance	%
Current Rate	5.501 - 6.000	2	366,750.00	0.1
	6.001 - 6.500	13	2,278,704.43	0.6
	6.501 - 7.000	106	18,951,976.39	5.4
	7.001 - 7.500	284	47,127,750.50	13.4
	7.501 - 8.000	513	72,908,442.22	20.8
	8.001 - 8.500	336	45,851,550.57	13.1
	8.501 - 9.000	452	55,767,003.25	15.9
	9.001 - 9.500	253	29,416,962.49	8.4
	9.501 - 10.000	246	28,712,556.10	8.2
	10.001 - 10.500	175	18,981,965.12	5.4
	10.501 - 11.000	148	10,196,844.84	2.9
	11.001 - 11.500	63	5,772,922.38	1.6
	11.501 - 12.000	70	5,562,331.18	1.6
	12.001 - 12.500	64	2,656,611.56	0.8
	12.501 - 13.000	92	1,733,569.79	0.5
	13.001 - 13.500	15	786,797.30	0.2
	13.501 - 14.000	109	3,852,492.47	1.1
	14.001 - 14.500	3	117,285.13	0.0
	14.501 - 15.000	29	267,852.77	0.1
	15.501 - 16.000	1	3,661.58	0.0
	Total:	2,974	351,314,030.07	100.0

FICO	Not Available	3	267,976.94	0.0
	476 - 500	5	838,655.24	0.2
	501 - 525	112	12,830,964.05	3.7
	526 - 550	184	20,138,502.62	5.7
	551 - 575	293	29,028,320.52	8.3
	576 - 600	395	34,135,970.39	9.7
	601 - 625	454	55,770,644.12	15.9
	626 - 650	723	85,584,158.37	24.4
	651 - 675	376	50,186,511.56	14.3
	676 - 700	223	30,911,619.83	8.8
	701 - 725	104	16,438,650.05	4.7
	726 - 750	68	10,174,162.12	2.9
	751 - 775	20	3,360,955.70	1.0
	776 - 800	13	1,592,538.56	0.5
	801 - 825	1	54,400.00	0.0
	Total:	2974	351,314,030.07	100.0

Scheduled Balance	0.01 - 50,000.00	448	11,905,627.88	3.4
	50,000.01 - 100,000.00	932	69,654,654.72	19.8
	100,000.01 - 150,000.00	743	91,293,483.94	26
	150,000.01 - 200,000.00	442	77,231,817.61	22
	200,000.01 - 250,000.00	243	54,238,237.25	15.4
	250,000.01 - 300,000.00	151	41,563,968.57	11.8
	300,000.01 - 350,000.00	7	2,291,255.49	0.7
	350,000.01 - 400,000.00	7	2,635,651.04	0.8
	400,000.01 - 450,000.00	0	0.00	0.0
	450,000.01 - 500,000.00	1	499,333.57	0.1
	Total:	2974	351,314,030.07	100.0

Original LTV	<= 50.000	361	11,883,678.05	3.4
	50.001 - 55.000	21	2,525,308.43	0.7
	55.001 - 60.000	42	4,371,853.46	1.2
	60.001 - 65.000	65	7,897,919.94	2.2
	65.001 - 70.000	117	12,527,818.11	3.6
	70.001 - 75.000	214	26,722,653.82	7.6
	75.001 - 80.000	1,554	203,864,061.56	58.0
	80.001 - 85.000	209	25,224,455.59	7.2
	85.001 - 90.000	293	42,060,892.76	12.0
	90.001 - 95.000	56	7,980,239.40	2.3
	95.001 - 100.000	42	6,255,148.95	1.8
	Total:	2974	351,314,030.07	100.0

Documentation Type	Full	2,134	247,317,011.71	70.4
	Stated Income / Stated Assets	638	76,119,181.83	21.7
	Reduced	139	18,514,853.23	5.3
	No Doc (NINA)	63	9,362,983.30	2.7
	Total:	2974	351,314,030.07	100.0

Occupancy Status	Investment	162	14,551,702.27	4.1
	Primary	2,797	335,156,940.08	95.4
	Second Home	15	1,605,387.72	0.5
	Total:	2974	351,314,030.07	100.0

State	California	780	119,256,699.54	33.9
	Florida	352	33,141,771.25	9.4
	Washington	133	18,589,110.18	5.3
	Arizona	154	15,914,084.92	4.5
	Illinois	125	14,629,123.61	4.2
	New York	85	13,814,734.17	3.9
	Massachusetts	51	8,086,849.71	2.3
	Colorado	57	7,878,502.52	2.2
	Maryland	65	7,403,346.13	2.1
	Oregon	53	6,782,065.88	1.9
	Michigan	69	6,607,727.55	1.9
	New Jersey	52	6,450,254.57	1.8
	Texas	66	6,448,615.38	1.8
	Virginia	62	6,270,557.93	1.8
	Nevada	58	6,228,259.83	1.8
	Other	812	73,812,326.90	21.0
	Total:	2974	351,314,030.07	100.0

Purpose	Refi Cashout	1034	130,145,590.90	37.0
	Refi r/t	119	16,155,267.28	4.6
	Purchase	1821	205,013,171.89	58.4
	Total:	2974	351,314,030.07	100.0

Product Type	2yr frm->adj	1184	166,828,339.63	47.5
	3yr frm->adj	1117	132,819,743.83	37.8
	Fixed Rate	673	51,665,946.61	14.7
	Total:	2974	351,314,030.07	100.0

Property Type	2-4 Family	239	36,336,370.47	10.3
	Condo	167	18,724,254.14	5.3
	Single Family	2395	274,782,051.92	78.2
	PUD	149	19,670,129.92	5.6
	Mfg. Housing	24	1,801,223.62	0.5
	Total:	2974	351,314,030.07	100.0

ARM Margin	3.001 - 3.500	2	314,580.91	0.1
	3.501 - 4.000	8	1,611,098.00	0.5
	4.001 - 4.500	17	2,214,994.33	0.7
	4.501 - 5.000	116	14,788,310.40	4.9
	5.001 - 5.500	191	22,793,099.74	7.6
	5.501 - 6.000	288	37,462,129.75	12.5
	6.001 - 6.500	250	29,695,645.25	9.9
	6.501 - 7.000	1077	151,121,588.15	50.4
	7.001 - 7.500	134	16,478,737.18	5.5
	7.501 - 8.000	95	10,574,233.30	3.5
	8.001 - 8.500	54	5,540,741.88	1.8
	8.501 - 9.000	48	5,017,314.72	1.7
	9.001 - 9.500	17	1,696,903.66	0.6
	9.501 - 10.000	2	155,159.68	0.1
	10.001 - 10.500	1	63,977.12	0.0
	11.001 - 11.500	1	119,569.39	0.0
	Total:	2301	299,648,083.46	100.0

ARM Months to Rate Reset	13 – 15	3	344,249.63	0.1
	16 – 18	26	3,130,923.97	1.0
	19 – 21	360	54,484,447.89	18.2
	22 - 24	795	108,907,206.24	36.3
	25 - 27	2	122,429.20	0.0
	28 - 30	7	743,265.93	0.2
	31 - 33	313	38,943,014.82	13.0
	34 - 36	795	92,972,545.78	31.0
	Total:	2301	299,648,083.46	100.0

Arm Max Rate	12.001 - 12.500	5	757,245.78	0.3
	12.501 - 13.000	15	2,253,551.73	0.8
	13.001 - 13.500	32	4,993,889.77	1.7
	13.501 - 14.000	108	18,117,548.80	6.0
	14.001 - 14.500	230	36,262,406.78	12.1
	14.501 - 15.000	458	63,397,814.75	21.2
	15.001 - 15.500	301	41,233,899.75	13.8
	15.501 - 16.000	366	46,218,315.32	15.4
	16.001 - 16.500	194	23,813,977.57	7.9
	16.501 - 17.000	216	25,898,342.48	8.6
	17.001 - 17.500	145	16,350,391.23	5.5
	17.501 - 18.000	86	7,438,480.85	2.5
	18.001 - 18.500	52	4,796,017.03	1.6
	18.501 - 19.000	59	5,193,925.78	1.7
	19.001 - 19.500	18	1,639,197.62	0.5
	19.501 - 20.000	9	724,262.04	0.2
	20.001 >=	7	558,816.18	0.2
	Total:	2301	299,648,083.46	100.0

ARM Min Rate	5.501 - 6.000	2	366,750.00	0.1
	6.001 - 6.500	13	2,278,704.43	0.8
	6.501 - 7.000	85	14,554,955.49	4.9
	7.001 - 7.500	220	35,571,585.72	11.9
	7.501 - 8.000	451	63,383,214.82	21.2
	8.001 - 8.500	310	42,865,087.26	14.3
	8.501 - 9.000	402	51,075,669.68	17.0
	9.001 - 9.500	218	26,327,056.06	8.8
	9.501 - 10.000	221	26,385,891.63	8.8
	10.001 - 10.500	147	16,462,432.10	5.5
	10.501 - 11.000	87	7,503,619.14	2.5
	11.001 - 11.500	51	4,752,067.83	1.6
	11.501 - 12.000	60	5,247,878.95	1.8
	12.001 - 12.500	19	1,683,146.82	0.6
	12.501 - 13.000	9	724,262.04	0.2
	13.001 - 13.500	3	262,897.36	0.1
	13.501 - 14.000	2	146,873.22	0.0
	14.001 - 14.500	1	55,990.91	0.0
	Total:	2301	299,648,083.46	100.0

Initial Periodic Cap	1.5	256	35,468,375.18	11.8
	3.0	2045	264,179,708.28	88.2
	Total:	2301	299,648,083.46	100.0

Subsequent Periodic Cap	1.0	195	24,828,589.25	8.3
	1.5	2106	274,819,494.21	91.7
	Total:	2301	299,648,083.46	100.0

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes the prefunding, and is based off of rolled scheduled balances as of the 09/01/02 cutoff date (or 10/01/02 cutoff date with regard to the prefunding loans).  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

Total Number of Loans	4,762
Total Outstanding Loan Balance	$ 622,102,798.45	Min	Max
Average Loan Current Balance	$ 130,638.97	$ 3,131.65	$ 659,609.13
Weighted Average Original LTV – First Liens	79.17%
Weighted Average Coupon	8.65%	5.51%	15.74%
Arm Weighted Average Coupon	8.59%
Fixed Weighted Average Coupon	8.84%
Weighted Average Margin	6.66%	2.75%	12.63%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	2
% First Liens	98.8%
% Arms	77.8%
% Fixed	22.2%

		Loan Count	Balance	%
Current Rate	5.501 - 6.000	4	686,677.40	0.1
	6.001 - 6.500	27	5,150,054.34	0.8
	6.501 - 7.000	192	38,454,226.47	6.2
	7.001 - 7.500	439	79,601,751.33	12.8
	7.501 - 8.000	766	125,143,971.64	20.1
	8.001 - 8.500	563	82,622,005.55	13.3
	8.501 - 9.000	735	99,590,000.18	16.0
	9.001 - 9.500	474	56,204,262.70	9.0
	9.501 - 10.000	499	59,885,054.26	9.6
	10.001 - 10.500	305	30,835,955.76	5.0
	10.501 - 11.000	230	16,872,009.68	2.7
	11.001 - 11.500	95	7,919,223.35	1.3
	11.501 - 12.000	100	7,962,831.72	1.3
	12.001 - 12.500	73	3,514,013.65	0.6
	12.501 - 13.000	99	2,128,921.17	0.3
	13.001 - 13.500	18	1,240,547.30	0.2
	13.501 - 14.000	109	3,852,492.47	0.6
	14.001 - 14.500	4	167,285.13	0.0
	14.501 - 15.000	29	267,852.77	0.0
	15.501 - 16.000	1	3,661.58	0.0
	Total:	4762	622,102,798.45	100.0

FICO	<= 0	3	267,976.94	0.0
	451 - 475	1	30,000.00	0.0
	476 - 500	10	1,299,994.78	0.2
	501 - 525	211	23,996,413.78	3.9
	526 - 550	337	38,530,981.01	6.2
	551 - 575	490	53,603,841.88	8.6
	576 - 600	643	68,906,611.70	11.1
	601 - 625	754	102,302,035.65	16.4
	626 - 650	1062	143,212,985.01	23.0
	651 - 675	578	84,109,326.10	13.5
	676 - 700	347	51,432,206.22	8.3
	701 - 725	161	26,507,385.57	4.3
	726 - 750	113	19,379,665.64	3.1
	751 - 775	32	5,771,562.69	0.9
	776 - 800	18	2,607,411.48	0.4
	801 - 825	2	144,400.00	0.0
	Total:	4,762	622,102,798.45	100.0

Scheduled Balance	0.01 - 50,000.00	585	17,160,897.61	2.8
	50,000.01 - 100,000.00	1,546	115,670,000.16	18.6
	100,000.01 - 150,000.00	1,180	144,522,915.07	23.2
	150,000.01 - 200,000.00	639	111,435,882.70	17.9
	200,000.01 - 250,000.00	346	77,434,987.90	12.4
	250,000.01 - 300,000.00	199	54,680,956.89	8.8
	300,000.01 - 350,000.00	119	38,802,945.85	6.2
	350,000.01 - 400,000.00	75	28,030,282.84	4.5
	400,000.01 - 450,000.00	28	11,939,749.93	1.9
	450,000.01 - 500,000.00	39	18,984,874.92	3.1
	500,000.01 - 550,000.00	2	1,058,255.92	0.2
	550,000.01 - 600,000.00	3	1,721,439.53	0.3
	650,000.01 - 700,000.00	1	659,609.13	0.1
	Total:	4,762	622,102,798.45	100.0

Original LTV	<= 50.000	411	16,829,981.44	2.7
	50.001 - 55.000	35	3,881,005.78	0.6
	55.001 - 60.000	71	7,771,640.02	1.2
	60.001 - 65.000	98	12,826,467.51	2.1
	65.001 - 70.000	201	23,470,890.58	3.8
	70.001 - 75.000	382	54,605,511.42	8.8
	75.001 - 80.000	2,450	345,847,652.50	55.6
	80.001 - 85.000	407	52,373,639.12	8.4
	85.001 - 90.000	531	79,701,667.28	12.8
	90.001 - 95.000	113	16,464,091.33	2.6
	95.001 - 100.000	63	8,330,251.47	1.3
	Total:	4,762	622,102,798.45	100.0

Documentation Type	Full	3,345	412,281,557.84	66.3
	No Doc (NINA)	145	20,256,813.84	3.3
	Reduced (partial)	451	75,095,165.63	12.1
	Stated / Stated	821	114,469,261.14	18.4
	Total:	4,762	622,102,798.45	100.0

Occupancy Status	Investment	294	28,662,938.09	4.6
	Primary	4,440	588,447,270.60	94.6
	Secondary	28	4,992,589.76	0.8
	Total:	4,762	622,102,798.45	100.0

State	California	1,134	208,611,594.17	33.5
	Florida	829	86,359,371.95	13.9
	Illinois	216	28,012,327.68	4.5
	Washington	160	23,822,650.43	3.8
	Arizona	196	23,151,799.42	3.7
	New York	116	22,022,504.70	3.5
	Colorado	105	16,194,881.94	2.6
	Michigan	144	15,785,436.10	2.5
	New Jersey	79	13,299,326.37	2.1
	Indiana	181	13,200,264.58	2.1
	Ohio	143	12,028,930.08	1.9
	Massachusetts	63	10,943,368.44	1.8
	Pennsylvania	123	10,867,275.14	1.7
	Maryland	78	10,510,672.41	1.7
	Oregon	75	10,285,782.70	1.7
	Other	1,120	117,006,612.34	18.8
	Total:	4,762	622,102,798.45	100.0

Purpose	Purchase	2,568	325,104,944.15	52.3
	Refinance - Cashout	1,837	249,340,461.44	40.1
	Refinance - Rate Term	357	47,657,392.86	7.7
	Total:	4,762	622,102,798.45	100.0

Product Type	2yr frm->adj	1,836	281,921,836.98	45.3
	3yr frm->adj	1,597	201,658,314.70	32.4
	5yr frm->adj	1	140,000.00	0.0
	Fixed Rate	1,328	138,382,646.77	22.2
	Total:	4,762	622,102,798.45	100.0

Property Type	2-4 Family	334	50,897,878.39	8.2
	Condo	283	34,977,152.65	5.6
	Single Family	3,925	504,831,356.94	81.1
	PUD	189	29,080,035.81	4.7
	Mfg. Housing	31	2,316,374.66	0.4
	Total:	4,762	622,102,798.45	100.0

ARM Margin	2.501 - 3.000	1	140,000.00	0.0
	3.001 - 3.500	2	314,580.91	0.1
	3.501 - 4.000	11	3,049,171.71	0.6
	4.001 - 4.500	23	4,440,469.64	0.9
	4.501 - 5.000	245	44,240,781.13	9.1
	5.001 - 5.500	263	33,516,063.71	6.9
	5.501 - 6.000	436	57,939,035.19	12.0
	6.001 - 6.500	373	44,720,150.62	9.2
	6.501 - 7.000	1,294	205,307,576.89	42.4
	7.001 - 7.500	224	27,430,032.66	5.7
	7.501 - 8.000	168	19,737,797.82	4.1
	8.001 - 8.500	110	12,454,487.47	2.6
	8.501 - 9.000	126	13,829,573.14	2.9
	9.001 - 9.500	89	10,168,549.11	2.1
	9.501 - 10.000	35	3,395,649.25	0.7
	10.001 - 10.500	18	1,832,163.04	0.4
	10.501 - 11.000	8	489,650.00	0.1
	11.001 - 11.500	5	387,719.39	0.1
	11.501 - 12.000	1	81,700.00	0.0
	12.001 - 12.500	1	45,500.00	0.0
	12.501 - 13.000	1	199,500.00	0.0
	Total:	3,434	483,720,151.68	100.0

ARM Months to Rate Reset	13 - 15	3	344,249.63	0.1
	16 - 18	32	5,022,846.88	1.0
	19 - 21	476	79,037,120.92	16.3
	22 - 24	1,325	197,556,107.65	40.8
	25 - 27	2	122,429.20	0.0
	28 - 30	7	743,265.93	0.2
	31 - 33	480	62,428,679.37	12.9
	34 - 36	1,108	138,325,452.10	28.6
	37 >=	1	140,000.00	0.0
	Total:	3,434	483,720,151.68	100.0

Arm Max Rate	11.001 - 11.500	1	140,000.00	0.0
	11.501 - 12.000	2	319,927.40	0.1
	12.001 - 12.500	13	1,769,682.58	0.4
	12.501 - 13.000	35	6,243,536.02	1.3
	13.001 - 13.500	59	10,164,457.20	2.1
	13.501 - 14.000	187	35,255,087.71	7.3
	14.001 - 14.500	349	59,499,001.99	12.3
	14.501 - 15.000	635	103,104,780.27	21.3
	15.001 - 15.500	431	63,606,308.29	13.1
	15.501 - 16.000	525	70,829,524.65	14.6
	16.001 - 16.500	316	38,911,518.94	8.0
	16.501 - 17.000	349	43,532,589.03	9.0
	17.001 - 17.500	215	23,088,557.46	4.8
	17.501 - 18.000	129	11,186,445.08	2.3
	18.001 - 18.500	67	5,703,986.96	1.2
	18.501 - 19.000	78	6,744,993.79	1.4
	19.001 - 19.500	22	1,939,805.25	0.4
	19.501 - 20.000	13	921,632.88	0.2
	20.001 >=	8	758,316.18	0.2
	Total:	3,434	483,720,151.68	100.0

ARM Min Rate	<= 0.000	1	195,247.60	0.0
	4.501 - 5.000	22	3,862,092.58	0.8
	5.501 - 6.000	4	686,677.40	0.1
	6.001 - 6.500	27	5,150,054.34	1.1
	6.501 - 7.000	152	29,853,916.17	6.2
	7.001 - 7.500	333	58,709,242.73	12.1
	7.501 - 8.000	613	99,718,974.96	20.6
	8.001 - 8.500	442	65,819,368.91	13.6
	8.501 - 9.000	573	79,514,159.20	16.4
	9.001 - 9.500	349	42,392,811.94	8.8
	9.501 - 10.000	377	46,656,802.26	9.6
	10.001 - 10.500	222	23,850,086.68	4.9
	10.501 - 11.000	130	11,251,583.37	2.3
	11.001 - 11.500	67	5,689,537.76	1.2
	11.501 - 12.000	79	6,798,946.96	1.4
	12.001 - 12.500	23	1,983,754.45	0.4
	12.501 - 13.000	13	921,632.88	0.2
	13.001 - 13.500	4	462,397.36	0.1
	13.501 - 14.000	2	146,873.22	0.0
	14.001 - 14.500	1	55,990.91	0.0
	Total:	3,434	483,720,151.68	100.0

Initial Periodic Cap	1.5	272	41,316,388.00	8.5
	3.0	3,162	442,403,763.68	91.5
	Total:	3,434	483,720,151.68	100.0

Subsequent Periodic Cap	1.0	1,093	132,644,039.61	27.4
	1.5	2,341	351,076,112.07	72.6
	Total:	3,434	483,720,151.68	100.0

DERIVED INFORMATION   [9/18/02]

[$21,500,000]

Class B-1

Subordinate Bonds Offered

(Approximate)

Home Equity Pass-Through Certificates, Series 2002-3

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

(i)

CDR Analysis

Class B-1

The tables below show the Constant Default Rate (CDR) at (1) spot libor, (2) forward libor (Appendix B) and (3) forward libor + 200 basis points that can be sustained without a writedown to Class B-1 at various percentages of the Prospectus Prepayment Curve (PPC).  The calculations assume a 40% loss severity, no lag between default and loss and the deal stepdown occurs.

SCENARIO 1

	% PPC
	50	100	150	200
Total Losses	11.76%	7.56%	5.74%	4.67%
CDR	5.70%	6.00%	6.40%	6.75%
Loss on B-1?	-	-	-	-
Libor	1.82%	1.82%	1.82%	1.82%

SCENARIO 2

	% PPC
	50	100	150	200
Total Losses	11.25%	7.10%	5.34%	4.35%
CDR	5.30%	5.55%	5.90%	6.25%
Loss on B-1?	-	-	-	-
Libor	Forward	Forward	Forward	Forward

SCENARIO 3

	% PPC
	50	100	150	200
Total Losses	9.86%	6.15%	4.59%	3.79%
CDR	4.45%	4.70%	5.00%	5.40%
Loss on B-1?	-	-	-	-
Libor	Fwd + 200 bps	Fwd + 200 bps	Fwd + 200 bps	Fwd + 200 bps

(ii)

Loss Vector Analysis

Class B-1

The tables below show the percentage of the Base Loss Vector (Appendix A) at (1) spot libor, (2) forward libor and (3) forward libor + 200 basis points (Appendix B) that can be sustained without a writedown to Class B-1 at various percentages of the Prospectus Prepayment Curve (PPC).  100% of the base loss vector equates to a cumulative loss to maturity on the collateral of 3.00%.  The calculations assume a 40% loss severity and the deal stepdown occurs.

SCENARIO 1

	% PPC
	50	100	150	200
Total Losses	12.30%	8.55%	4.35%	2.40%
% Loss Vector	410%	285%	145%	80%
Loss on B-1?	-	-	-	-
Libor	1.82%	1.82%	1.82%	1.82%

SCENARIO 2

	% PPC
	50	100	150	200
Total Losses	11.10%	7.80%	3.75%	2.10%
% Loss Vector	370%	260%	125%	70%
Loss on B-1?	-	-	-	-
Libor	Forward	Forward	Forward	Forward

SCENARIO 3

	% PPC
	50	100	150	200
Total Losses	9.00%	6.15%	3.45%	1.80%
% Loss Vector	300%	205%	115%	60%
Loss on B-1?	-	-	-	-
Libor	Fwd + 200 bps	Fwd + 200 bps	Fwd + 200 bps	Fwd + 200 bps

Appendix A

100% of Base Loss Vector = 3.00% cumulative losses

Loss Distribution:

Year	% Loss Realized
1	5.00%
2	20.00%
3	25.00%
4	20.00%
5	20.00%
6	10.00%

Prepayment Assumption:

100% Prospectus Prepayment Curve:

-

ARMs :   6.00% CPR ramped to 28.00% CPR over 18 months

-

Fixed :   4.00% CPR ramped to 20.00% CPR over 12 months

Appendix B

Forward Libor: